Exhibit 1(a)

EXECUTION COPY

PPL CAPITAL FUNDING, INC.

$400,000,000
5.90% 2013 Series B Junior Subordinated Notes due 2073
Fully and Unconditionally Guaranteed as to Payment under
the Junior Subordinated Guarantees of

PPL CORPORATION

UNDERWRITING AGREEMENT

New York, New York
March 12, 2013

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Morgan Stanley & Co. LLC
UBS Securities LLC
Wells Fargo Securities, LLC

As Representatives of the Several Underwriters

c/o  Wells Fargo Securities, LLC
550 South Tryon Street,
Charlotte, NC 28202.

Ladies and Gentlemen:

1.	Introductory.

PPL Capital Funding, Inc., a Delaware corporation (the “Company”), a subsidiary of PPL Corporation, a Pennsylvania corporation (the “Guarantor”), proposes to issue and sell, and the several Underwriters named in Section 3 hereof (the “Underwriters”), for which you are acting as representatives (the “Representatives”) propose, severally and not jointly, to purchase, upon the terms and conditions set forth herein, $400,000,000 aggregate principal amount of the Company’s 5.90% 2013 Series B Junior Subordinated Notes due 2073 (the “Underwritten Notes”), and at the option of the Representatives acting on behalf of the Underwriters, up to an additional $50,000,000 aggregate principal amount of such 5.90% 2013 Series B Junior Subordinated Notes due 2073 (the “Optional Notes”), solely to cover over-allotments. The Underwritten Notes and the Optional Notes are herein referred to collectively as the Notes.  The Notes are to be issued under a Subordinated  Indenture, dated as of March 1, 2007, among the Company, the Guarantor and The Bank of New York Mellon, as trustee thereunder (the “Trustee”), heretofore supplemented and as to be further supplemented by Supplemental Indenture No. 4 thereto relating to the Notes (“Supplemental Indenture No. 4”) (as so supplemented, the “Indenture”).  The Notes will be fully and unconditionally guaranteed as to payment of principal, interest and any premium by the Guarantor on a subordinated basis pursuant to guarantees of the Guarantor (the “Guarantees”).  If the Representatives are the sole Underwriters, all references to Representatives shall be to the Underwriters.

The Company and the Guarantor have filed with the Securities and Exchange Commission (the “Commission”) a joint automatic shelf registration statement on Form S-3 (Nos. 333-180410 and 333-180410-06), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) (“Rule 462(e)”) of the rules and regulations of the Commission (the “Securities Act Regulations”) under the Securities Act of 1933, as amended (the “Securities Act”).  Such registration statement covers the registration of the Notes and the Guarantees under the Securities Act.  Promptly after the date of this Agreement, the Company and the Guarantor will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the Securities Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations.  Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.”  Each prospectus used in connection with the offering of the Notes that omitted Rule 430B Information (other than a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations that has not been approved in writing by the Company, the Guarantor and the Representatives) and includes the documents incorporated by reference therein pursuant to Item 12 of Form S-3 is herein called a “preliminary prospectus.”  Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the Securities Act Regulations, is herein called the “Registration Statement.”  The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”  The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Notes, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date hereof and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

2.	Representations and Warranties.

The Company and the Guarantor jointly and severally represent and warrant to each Underwriter as of the date hereof, the Applicable Time referred to in Section 2(b) hereof and as of any Closing Date referred to in Section 5 hereof (it being understood that in the case of any Additional Closing Date, as referred in Section 5 hereof, the representations and warranties in Sections 2(e), (f), (h) and (i) shall be limited to the Optional Notes), and agree with each Underwriter as follows:

(a)   (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company, the Guarantor or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act Regulations) made any offer relating to the Notes in reliance on the exemption of Rule 163 of the Securities Act Regulations (“Rule 163”) or made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) and (D) at the date hereof, each of the Company and the Guarantor was and is eligible to register and issue the Notes and the Guarantees, as the case may be, as a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act Regulations (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Notes and the Guarantees, since their registration on the Registration Statement, have been and remain eligible for registration by the Company and the Guarantor on a Rule 405 “automatic shelf registration statement.”  Neither the Company nor the Guarantor has received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act Regulations objecting to the use of the automatic shelf registration statement form.

(b)  The Original Registration Statement became effective upon filing under Rule 462(e) of the Securities Act Regulations on March 28, 2012, and any post-effective amendment thereto also became effective upon filing under Rule 462(e).  No stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Notes and the Guarantees made prior to the filing of the Original Registration Statement by the Company, the Guarantor or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Regulations and at any Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at any Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the

Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, including the Final Term Sheet prepared and filed pursuant to Section 6(b) identified on Schedule A hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the time of the filing of the Final Term Sheet, the General Disclosure Package will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 4:55 p.m. (New York City time) on March 12, 2013 or such other time as agreed by the Company, the Guarantor and the Representatives.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Notes that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company and the Guarantor’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule A hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Permitted Free Writing Prospectus” means any free writing prospectus consented to in writing by the Company, the Guarantor and the Representatives.  For the avoidance of doubt, any free writing prospectus that is not consented to in writing by the Company and the Guarantor does not constitute a Permitted Free Writing Prospectus and will not be an Issuer Free Writing Prospectus.

“Statutory Prospectus” as of any time means the prospectus relating to the Notes and the Guarantees that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes and the Guarantees or until any earlier date that the Company and the Guarantor notified or notifies the Representatives as described in Section 6(g), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company and the Guarantor by any Underwriter through the Representatives expressly for use therein or to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture.  At the effective date of the Registration Statement, the Indenture conformed in all material respects to the Trust Indenture Act and the rules and regulations thereunder;

(c)   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture and the Notes; and the Company is and will be treated as a consolidated subsidiary of the Guarantor pursuant to generally accepted accounting principles;

(d)   The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and to perform its obligations under this Agreement, the Indenture and the Guarantees and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole;

(e)   The Notes have been duly authorized by the Company and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium laws or by other laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and consideration of public policy, and federal or state securities law limitations on indemnification and contribution (the “Enforceability Exceptions”); the Notes will be in the forms established pursuant to, and entitled to the benefits of, the Indenture; and the Notes will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus;

(f)    The Guarantees have been duly authorized and, when duly executed pursuant to the Indenture and issued and delivered in the manner provided for in the Indenture, will constitute valid and binding obligations of the Guarantor enforceable in accordance with their terms except to the extent limited by the Enforceability Exceptions; the Guarantees will be in the form established pursuant to the Indenture; and the Guarantees will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus;

(g)   The Indenture, including Supplemental Indenture No. 4, has been duly authorized by the Company and, when executed and delivered by the Company and the Guarantor and assuming due authorization, execution and delivery by the Trustee, will constitute a valid and legally binding obligation of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, except to the extent limited by the Enforceability Exceptions; the Indenture conforms and will conform in all material respects to the statements relating thereto contained in the Prospectus; and at the effective date of the Registration Statement, the Indenture was duly qualified under the Trust Indenture Act;

(h)   No consent, approval, authorization, order, registration or qualification of or with any federal, state or local governmental agency or body or any federal, state or local court is required to be obtained by the Company or the Guarantor in connection with their execution and delivery of this Agreement, the Indenture, the Notes or the Guarantees, or the performance by the Company and the Guarantor of their obligations hereunder or thereunder, except such as have been obtained and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Underwriters in the manner contemplated herein and in the Prospectus;

(i)    Neither the execution and delivery of this Agreement or the Supplemental Indenture No. 4, nor the issue and sale of the Notes, nor the issue of the Guarantees, nor the consummation of any of the transactions herein or therein contemplated, will violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company or the Guarantor, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the Company or the Articles of Incorporation or by-laws of the Guarantor, or any material agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it is bound, except in each case for such violations, breaches or defaults that would not in the aggregate have a material adverse effect on the ability of the Company and the Guarantor to perform their obligations hereunder or thereunder;

(j)    The consolidated financial statements of the Guarantor and its subsidiaries, together with the related notes and schedules, each set forth or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; such audited financial statements have been prepared in all material respects in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and no material modifications are required to be made to the unaudited interim financial statements for them to be in conformity with generally accepted accounting principles;

(k)   This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantor;

(l)    Since the respective dates as of which information is given in the General Disclosure Package and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no event or occurrence that would result in a material adverse change in the financial position or results of operations of the Guarantor and its subsidiaries taken as a whole;

(m)  Neither the Company nor the Guarantor is, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(n)   Ernst & Young LLP, who have audited certain financial statements of the Guarantor and its consolidated subsidiaries and issued their report with respect to the audited consolidated financial statements included and incorporated by reference in the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Guarantor during the periods covered by their reports within the meaning of the Securities Act and the Securities Act Regulations and the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

(o)   PricewaterhouseCoopers LLP, who have audited certain financial statements of LG&E and KU Energy LLC and issued their report with respect to such audited financial statements and schedule included and incorporated by reference in the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to LG&E and KU Energy LLC during the periods covered by their reports within the meaning of the Securities Act and the Securities Act Regulations and the standards of the PCAOB;

(p)  The Guarantor maintains systems of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management’s authorizations and transactions are recorded as necessary to permit preparation of financial statements.  The Guarantor maintains “disclosure controls and procedures” as such term is defined in Rule 13a-15(e) under the Exchange Act;

(q)  The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto;

(r)    None of the Guarantor, any of its subsidiaries or, to the knowledge of the Guarantor, any director, officer, agent, employee or affiliate of the Guarantor or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Guarantor, its subsidiaries and, to the knowledge of the Guarantor, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(s)   The operations of the Guarantor and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Guarantor or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Guarantor, threatened; and

(t)    None of the Guarantor or any of its subsidiaries or, to the knowledge of the Guarantor, any director, officer, agent, employee or affiliate of the Guarantor or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company and the Guarantor will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Each of you, as one of the several Underwriters, represents and warrants to, and agrees with, the Company and the Guarantor, their respective directors and such of their respective officers as shall have signed the Registration Statement, and to each other Underwriter, that the information set forth in Schedule B hereto furnished to the Company and the Guarantor by or through you or on your behalf expressly for use in the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading.

3.	Purchase and Sale of Notes.

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein contained, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $24.2125 per $25 principal amount of Underwritten Note (“Purchase Price”), plus accrued interest, if any, from the date of the first authentication of the Underwritten Notes to the Initial Closing Date (as hereinafter defined), the respective principal amounts of the Underwritten Notes set forth below opposite the names of such Underwriters.

Underwriters	Principal Amount of Underwritten Notes
Citigroup Global Markets Inc.	$73,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	73,000,000
Morgan Stanley & Co. LLC	73,000,000
UBS Securities LLC	73,000,000
Wells Fargo Securities, LLC	73,000,000
Barclays Capital Inc.	2,000,000
Credit Suisse Securities USA LLC	2,000,000
Deutsche Bank Securities Inc.	2,000,000
Goldman, Sachs & Co.	2,000,000
J.P. Morgan Securities LLC	2,000,000
Janney Montgomery Scott LLC	2,000,000
Oppenheimer & Co. Inc.	2,000,000
RBS Securities Inc.	2,000,000
Scotia Capital USA Inc.	2,000,000
Wedbush Securities Inc.	2,000,000
Advisors Asset Management Inc.	1,000,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	1,000,000
BNY Mellon Capital Markets, LLC	1,000,000
D.A. Davidson & Co.	1,000,000
Davenport & Company LLC	1,000,000
HRC Investment Services, Inc.	1,000,000
Keybanc Capital Markets Inc.	1,000,000
Mitsubishi UFJ Securities USA, Inc.	1,000,000
Mizuho Securities USA Inc.	1,000,000
Robert W. Baird & Co. Incorporated	1,000,000
SMBC Nikko Capital Markets Limited	1,000,000
Southwest Securities Inc.	1,000,000
TD Securities USA LLC	1,000,000
U.S. Bancorp Investments, Inc.	1,000,000
William Blair & Company, L.L.C.	1,000,000
Total	$400,000,000

Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants a one-time option to the several Underwriters to purchase, severally and not jointly, the Optional Notes for the Purchase Price. Upon the exercise of such option, the Underwriters agree to purchase the Optional Notes in accordance the terms set forth herein. Said option may be exercised solely to cover over-allotments in the sale of the Underwritten Notes by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to the Company setting forth the aggregate principal amount of Optional Notes as to which the several Underwriters are exercising the option and the Additional Closing Date (as defined below). The principal amount of Optional Notes to be purchased by each Underwriter shall be the same percentage of the aggregate principal amount of Underwritten Notes to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Notes, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional securities.

4.	Public Offering.

The several Underwriters agree that as soon as practicable, in their judgment, they will make a public offering of their respective portions of the Notes in accordance with the terms set forth in the Prospectus.

5.	Delivery and Payment.

(a) The Notes will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian.  The Company will deliver the Notes to you against payment by you of the purchase price therefor (such delivery and payment herein referred to as a “Closing”) by wire transfer of immediately available funds to the Company’s account (“PPL Capital Funding, Inc.” No. 2-963-288) at The Bank of New York Mellon (ABA Routing Number 031000037) by 10:00 A.M., New York Time, on a Closing Date.  Such payment shall be made upon delivery of the Notes for the account of Wells Fargo Securities, LLC at DTC.  The Notes so to be delivered will be in fully registered form in such authorized denominations as established pursuant to the Indenture.  The Company will make the Notes available for inspection by you at the office of The Bank of New York Mellon, 101 Barclay Street, 8th Floor, New York, New York 10286, Attention: Corporate Trust not later than 10:00 A.M., New York Time, on the business day next preceding a Closing Date, as applicable.

(b) Each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representatives, it has not and will not make any offer relating to the Notes that would constitute or would use an “issuer free writing prospectus” as defined in Rule 433 or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations that would be required to be filed with the Commission, other than information contained in the Final Term Sheet prepared in accordance with Section 6(b).

The term “Initial Closing Date” wherever used in this Agreement shall mean March 15, 2013, or such other date (i) not later than the seventh full business day thereafter as may be agreed upon in writing by the Company and you, or (ii) as shall be determined by postponement pursuant to the provisions of Section 10 hereof.  The term “Additional Closing Date” whenever used in this agreement shall mean a date provided by the Representatives in the written notice of the Underwriters’ election to purchase the Optional Notes, which may be the same date as the Initial Closing Date but shall not be (i) earlier than the Initial Closing Date, (ii) earlier than the second business day after the date of such notice or (iii) later than five business days after the date of such notice, except as the Company and the Representatives may otherwise agree in writing. The Initial Closing Date and the Additional Closing Date are herein referred to collectively as the “Closing Dates” and individually as a “Closing Date.”

6.	Certain Covenants of the Company and the Guarantor.

Each of the Company and the Guarantor covenants and agrees with the several Underwriters as follows:

(a)  Subject to Section 6(b), to comply with the requirements of Rule 430B and to notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Notes shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement and/or any notice objecting to its use or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company or the Guarantor becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Notes and the Guarantees.  The Company and the Guarantor will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)).  The Company and the Guarantor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.  The Company and the Guarantor shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)  To give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Notes or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, the Company and the Guarantor will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives shall reasonably object in writing.  The Company and the Guarantor will give the Representatives notice of their intention to make any such filing pursuant to the Exchange Act or Exchange Act Regulations from the Applicable Time to a Closing Date and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representatives shall reasonably object in writing.  The Company and the Guarantor will prepare a final term sheet (the “Final Term Sheet”) substantially in the form attached as Annex I hereto reflecting the final terms of the Notes and shall file such Final Term Sheet as an “Issuer Free Writing Prospectus” prior to the close of business two Business Days after the date hereof (“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York); provided that the Company and the Guarantor shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives shall reasonably object in writing.

(c)  To furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, as many copies of the Prospectus and any amendments and supplements thereto as each Underwriter may reasonably request.

(d)  That before amending and supplementing the preliminary prospectus or the Prospectus, they will furnish to the Representatives a copy of each such proposed amendment or supplement and that it will not use any such proposed amendment or supplement to which the Representatives reasonably object in writing.

(e)  To use their best efforts to qualify the Notes and to assist in the qualification of the Notes by you or on your behalf for offer and sale under the securities or “blue sky” laws of such jurisdictions as you may designate, to continue such qualification in effect so long as required for the distribution of the Notes and to reimburse you for any expenses (including filing fees and fees and disbursements of counsel) paid by you or on your behalf to qualify the Notes for offer and sale, to continue such qualification, to determine its eligibility for investment and to print any preliminary or supplemental “blue sky” survey or legal investment memorandum relating thereto; provided that neither the Company nor the Guarantor shall be required to qualify as a foreign corporation in any State, to consent to service of process in any State other than with respect to claims arising out of the offering or sale of the Notes, or to meet any other requirement in connection with this paragraph (e) deemed by the Company and the Guarantor to be unduly burdensome;

(f)   To promptly deliver to you a true and correct copy of the Registration Statement as originally filed and of all amendments thereto heretofore or hereafter filed, including conformed copies of all exhibits except those incorporated by reference, and such number of conformed copies of the Registration Statement (but excluding the exhibits), each related preliminary prospectus, the Prospectus, and any amendments and supplements thereto, as you may reasonably request;

(g)  If at any time prior to the completion of the sale of the Notes by the Underwriters (as determined by the Representatives), any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Securities Act, the Company and the Guarantor promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 6, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Prospectus to the several Underwriters without charge in such quantities as they may reasonably request; provided that the expense of preparing and filing any such amendment or supplement (i) that is necessary in connection with such a delivery of a prospectus more than nine months after the date of this Agreement or (ii) that relates solely to the activities of any Underwriter shall be borne by the Underwriter or Underwriters or the dealer or dealers requiring the same; and provided further that you shall, upon inquiry by the Company and the Guarantor, advise the Company and the Guarantor whether or not any Underwriter or dealer which shall have been selected by you retains any unsold Notes and, for the purposes of this subsection (g), the Company and the Guarantor shall be entitled to assume that the distribution of the Notes has been completed when they are advised by you that no Underwriter or such dealer retains any Notes.  If at any time following issuance of an Issuer Free Writing Prospectus, there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement (or any other registration statement related to the Notes) or the Statutory Prospectus or any preliminary prospectus would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company and the Guarantor will promptly notify the Representatives and will promptly amend or supplement, at their own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission;

(h)  The Guarantor will, as soon as practicable, make generally available to its security holders an earnings statement covering a period of at least twelve months beginning after the “effective date of the registration statement” within the meaning of Rule 158 under the Securities Act which will satisfy the provisions of Section 11(a) of the Securities Act;

(i)   The Company and the Guarantor will pay or bear (i) all expenses in connection with the matters herein required to be performed by the Company or the Guarantor, including all expenses (except as provided in Section 6(g) above) in connection with the preparation and filing of the Registration Statement, the General Disclosure Package and the Prospectus, and any amendment or supplement thereto, and the furnishing of copies thereof to the Underwriters, and all audits, statements or reports in connection therewith, and all expenses in connection with the issue and delivery of the Notes and the related Guarantees to the Underwriters at the place designated in Section 5 hereof, any fees and expenses relating to the eligibility and issuance of the Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes, all federal and state taxes (if any) payable (not including any transfer taxes) upon the original issue of the Notes or the related Guarantees; (ii) all expenses in connection with the printing, reproduction and delivery of this Agreement and the printing, reproduction and delivery of any preliminary prospectus and each Prospectus, and (except as provided in Section 6(g) above) any amendment or supplement thereto, to the Underwriters; (iii) any and all fees payable in connection with the rating of the Notes; (iv) all fees and expenses in connection with listing the Notes on the New York Stock Exchange; and (v) the reasonable fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Notes;

(j)        During the period from the date of this Agreement through the Initial Closing Date, the Company or the Guarantor shall not, without the Representatives’ prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Notes, any security convertible into or exchangeable into or exercisable for Notes or any debt securities substantially similar to the Notes (except for the Notes issued pursuant to this Agreement);

(k)  Each of the Company and the Guarantor represents and agrees that, unless it obtains the prior consent of the Representatives (such consent not to be unreasonably withheld), it has not made and will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act Regulations, required to be filed with the Commission.  Each of the Company and the Guarantor represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping in accordance with the Securities Act Regulations; and

(l)   To use their reasonable best efforts to effect the listing of the Notes on the New York Stock Exchange.

7.	Conditions of Underwriters’ Obligations.

The obligations of the several Underwriters to purchase and pay for the Notes on a Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein at the date of this Agreement and such Closing Date, to the accuracy of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantor of its obligations hereunder and to the following additional conditions:

(a)   You shall have received letters, dated the date of this Agreement and such Closing Date, in form and substance reasonably satisfactory to the Representatives, from Ernst & Young LLP, independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters”, with respect to the Guarantor and its consolidated subsidiaries, including the Company.  The procedures described in such letters were prescribed by the Underwriters and are sufficient to satisfy the condition in this Section 7(a).

(b)   You shall have received letters, dated the date of this Agreement and such Closing Date, in form and substance reasonably satisfactory to the Representatives, from PricewaterhouseCoopers LLP,  independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters”, with respect to LG&E and KU Energy LLC.  The procedures described in such letters were prescribed by the Underwriters and are sufficient to satisfy the condition in this Section 7(b).

(c)   The Registration Statement shall have become effective and on such Closing Date no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the

Underwriters.  A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B).  The Company and the Guarantor shall have paid the required Commission filing fees relating to the Notes within the time period required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(d)   Subsequent to the execution of this Agreement, there shall not have occurred (i) any material adverse change not contemplated by the Prospectus (as it exists on the date hereof) in or affecting particularly the business or properties of the Guarantor or the Company which, in your judgment, materially impairs the investment quality of the Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or the Guarantor on any exchange or in the over-the-counter market; (iii) a general banking moratorium declared by federal or New York authorities or a material disruption in securities settlement, payment or clearance services in the United States; (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in your reasonable judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Notes and you shall have made a similar determination with respect to all other underwritings of debt securities of utility or energy companies in which you are participating and have a contractual right to make such a determination; or (v) any decrease in the ratings of the Notes by Standard & Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business, Moody’s Investors Service, Inc. or Fitch Ratings or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes.

(e)   You shall have received from Frederick C. Paine, Esq., Senior Counsel, or such other counsel for the Company and the Guarantor as may be acceptable to you, an opinion in form and substance satisfactory to you, dated such Closing Date and addressed to you, as Representatives of the Underwriters, to the effect that:

(i)  The Guarantor is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus;

(ii)  The Guarantees are in the form established pursuant to the Indenture, have been duly authorized, executed and delivered by the Guarantor, and, assuming due authentication and delivery by the Trustee of the Notes on which the Guarantees are endorsed and delivery of such Notes against payment therefor, will constitute valid and binding obligations of the Guarantor, as guarantor, enforceable in accordance with their terms, except to the extent limited by the Enforceability Exceptions;

(iii)  The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except to the extent limited by the Enforceability Exceptions;

(iv)  The descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and (1) such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement, any Statutory Prospectus or the Prospectus which are not described, or of any contracts or documents of a character required to be described in the Registration Statement, any Statutory Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required and (2) nothing has come to the attention of such counsel that would lead such counsel to believe either that the Registration Statement, as of the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the General Disclosure Package, as of the Applicable Time, or the Prospectus, as supplemented, as of the date of this Agreement, and as it shall have been amended or supplemented, as of the applicable Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to (x) the financial statements and schedules and other financial data contained or incorporated by reference in, or omitted from, the Registration Statement, the General Disclosure Package or the Prospectus or (y) information relating to the Underwriters and furnished in writing to the Company as set forth in Schedule B to this Agreement by or on behalf of the Underwriters through the Representatives specifically for inclusion herein;

(v)  This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

(vi)  No approval, authorization, consent or other order of any public board or body of the United States or the Commonwealth of Pennsylvania (except for the registration of the Notes and the Guarantees under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, which have occurred, and other than in connection or compliance with the provisions of the state securities or “blue sky” laws of any jurisdiction as to which such counsel need express no opinion) is legally required for the authorization of the issuance and sale of the Notes with the Guarantees endorsed thereon; and

(vii)  The execution and delivery by the Company and the Guarantor of, and the performance by each of the Company and the Guarantor of its obligations under, this Agreement, the Indenture, the Notes, and the Guarantees will not contravene (i) the Certificate of Incorporation or By-laws of the Company or the Amended and Restated Articles of Incorporation or Amended and Restated By-laws of the Guarantor, (ii) to the best of such counsel’s knowledge, any indenture, bank loan or credit agreement or other evidence of indebtedness binding upon the Company or the Guarantor or any agreement or other instrument binding upon the Company or the Guarantor that, in the case of any such agreement specified in this clause (ii) is material to the Company or the Guarantor, or (iii) to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Guarantor.

In rendering such opinion, such counsel may rely as to matters governed by New York law upon the opinion of Davis Polk & Wardwell LLP referred to in Section 7(f) of this Agreement.

(f)    You shall have received from Davis Polk & Wardwell LLP, counsel to the Company and the Guarantor, an opinion in form and substance satisfactory to you, dated such Closing Date and addressed to you, as Representatives of the Underwriters, to the effect that:

(i)  The Company is validly existing as a corporation in good standing under the laws of the State of Delaware;

(ii)  The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and is a valid and binding agreement of the Company and the Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, provided that such counsel expresses no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) validity, legally binding effect or enforceability of any provision that permits holders to collect any portion of stated principal amount upon acceleration of the Notes to the extent determined to constitute unearned interest;

(iii)  The Notes have been duly authorized and executed by the Company.  Assuming the due authentication of the Notes by the Trustee in accordance with the provisions of the Indenture and delivery of the Notes to and payment for the Notes by the Underwriters pursuant to this Agreement, the Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which such Notes are to be issued, provided that such counsel expresses no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) validity, legally binding effect or enforceability of any provision that permits holders to collect any portion of stated principal amount upon acceleration of the Notes to the extent determined to constitute unearned interest;

(iv)  The Guarantees, when the Notes (and the Guarantees endorsed thereon) are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will be valid and binding obligations of the Guarantor, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability; provided that such counsel expresses no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) validity, legally binding effect or enforceability of any provision that permits holders to collect any portion of stated principal amount upon acceleration of the Notes to the extent determined to constitute unearned interest;

(v)  This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

(vi)  The Company is not, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(vii)  No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in such counsel’s experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Indenture, the Notes and this Agreement (collectively, the “Documents”) is required for the execution, delivery and performance by the Company or the Guarantor of its respective obligations under the Documents, except such as may be required under federal or state securities or Blue Sky laws as to which such counsel expresses no opinion.

(viii)  The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Documents will not contravene the certificate of incorporation or by-laws of the Company.

(ix)  The statements included in the General Disclosure Package under the caption “Description of the Notes”, as supplemented by the information set forth in the Final Term Sheet, and in the Prospectus under the caption “Description of the Notes” insofar as they summarize provisions of the Indenture and the Notes fairly summarize these provisions in all material respects;

(x)  The statements included in the General Disclosure Package and the Prospectus under the caption “Material United States Federal Income Tax Considerations,” insofar as they purport to describe provisions of U.S. federal income tax laws or legal conclusions with respect thereto, fairly summarize the matters described therein in all material respects; and

(xi)  (1)  the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and (2) nothing has come to the attention of such counsel that would cause such counsel to believe that, insofar as relevant to the offering of the Notes, (i) on the date of this Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) at the Applicable Time, the General Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus as of the date of this

Agreement or as of the applicable Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the General Disclosure Package, the Prospectus or the Statement of Eligibility of the Trustee on Form T-1, or as to the conveyance of the General Disclosure Package or the information contained therein to investors.

In rendering such opinion, Davis Polk & Wardwell LLP may rely as to matters governed by Pennsylvania law upon the opinion of Frederick C. Paine, Esq. or such other counsel referred to in Section 7(e).

(g)   You shall have received from Sullivan & Cromwell LLP, counsel for the Underwriters, such opinion or opinions in form and substance satisfactory to you, dated such Closing Date, with respect to matters as you may require, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, Sullivan & Cromwell LLP may rely as to matters governed by Pennsylvania law upon the opinion of Frederick C. Paine, Esq. or such other counsel referred to above.

(h)   You shall have received a certificate, dated such Closing Date, of the Controller and the Treasurer or Assistant Treasurer of the Guarantor, and of the President, the Treasurer or the Assistant Treasurer of the Company, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company or the Guarantor, as the case may be, in this Agreement are true and correct in all material respects as of  such Closing Date, (ii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued, and no proceedings for that purpose have been instituted or are pending by the Commission, and (iv) subsequent to the date of the latest financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Guarantor except as set forth or contemplated in the Prospectus or as described in such certificate.

(i)    You shall have received from the Company a copy of the rating letters from Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business, Moody’s Investors Service, Inc. and Fitch Ratings assigning ratings on the Notes as set forth in the General Disclosure Package.

(j)    The Company and the Guarantor will furnish you as promptly as practicable after a Closing Date with such conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

(k)   In case any such condition shall not have been satisfied, this Agreement may be terminated by you upon notice in writing or by telegram to the Company without liability or obligation on the part of the Company and the Guarantor or any Underwriter, except as provided in Sections 6(e), 6(i), 9, 11 and 14 hereof.

(l)    The Company and the Guarantor shall have used their reasonable best efforts to have the Notes duly listed on the New York Stock Exchange.

8.	Conditions of the Obligations of the Company and the Guarantor.

The obligations of the Company to sell and deliver the Notes and of the Guarantor to deliver the Guarantees on a Closing Date are subject to the condition that at such Closing Date no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall be in effect or proceeding therefor shall have been instituted or, to the knowledge of the Company or the Guarantor, shall be contemplated.

If such condition shall not have been satisfied, then each of the Company and the Guarantor shall be entitled, by notice in writing or by telegram to you, to terminate this Agreement without any liability on the part of the Company, the Guarantor or any Underwriter, except as provided in Sections 6(e), 6(i), 9, 11 and 14 hereof.

9.	Indemnification and Contribution.

(a)   The Company and the Guarantor agree that they will jointly and severally indemnify and hold harmless each Underwriter and the officers, directors, partners, members, employees, agents and affiliates of each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, against any loss, expense, claim, damage or liability to which, jointly or severally, such Underwriter or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading and, except as hereinafter in this Section 9 provided, the Company and the Guarantor agree to reimburse each indemnified party for any reasonable legal or other expenses as incurred by such indemnified party in connection with investigating or defending any such loss, expense, claim, damage or liability; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, expense, claim, damage or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon, and in conformity with, written information furnished to the Company and the Guarantor as set forth in Schedule B hereto by or through you on behalf of any Underwriter expressly for use in any such document or arises out of, or is based on, statements or omissions from the part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act of the Trustee under the Indenture.

(b)   Each Underwriter, severally and not jointly, agrees that it will indemnify and hold harmless the Company and the Guarantor and their respective officers and directors and officers of PPL Services Corporation who are named in the Registration Statement, and each of them, and each person, if any, who controls the Company and the Guarantor within the meaning of Section 15 of the Securities Act, against any loss, expense, claim, damage or liability to which it or they may become subject, under the Securities Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based on any untrue statement or alleged untrue statement of any material fact contained in any Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such documents in reliance upon, and in conformity with, written information furnished to the Company and the Guarantor as set forth in Schedule B hereto by or through you on behalf of such Underwriter expressly for use in any such document; and, except as hereinafter in this Section 9 provided, each Underwriter, severally and not jointly, agrees to reimburse the Company and the Guarantor and their respective officers and directors and officers of PPL Services Corporation who are named in the Registration Statement, and each of them, and each person, if any, who controls the Company and the Guarantor within the meaning of Section 15 of the Securities Act, for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending any such loss, expense, claim, damage or liability.

(c)   Upon receipt of notice of the commencement of any action against an indemnified party, the indemnified party shall, with reasonable promptness, if a claim in respect thereof is to be made against an indemnifying party under its agreement contained in this Section 9, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under subsection (a) or (b) of this Section 9.  In the case of any such notice to an indemnifying party, the indemnifying party shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense, of any such action, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party and to any other indemnifying party that is a defendant in the suit.  In the event that any indemnifying party elects to assume the defense of any such action and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  No indemnifying party shall be liable in the event of any settlement of any such action effected without its consent.  Each indemnified party agrees promptly to notify each indemnifying party of the commencement of any litigation or proceedings against it in connection with the issue and sale of the Notes.

(d)   If any Underwriter or person entitled to indemnification by the terms of subsection (a) of this Section 9 shall have given notice to the Company and the Guarantor of a claim in respect thereof pursuant to subsection (c) of this Section 9, and if such claim for indemnification is thereafter held by a court to be unavailable for any reason other than by reason of the terms of this Section 9 or if such claim is unavailable under controlling precedent, such Underwriter or person shall be entitled to contribution from the Company and the Guarantor for liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act.  In determining the amount of contribution to which such Underwriter or person is entitled, there shall be considered the relative benefits received by such Underwriter or person and the Company and the Guarantor from the offering of the Notes that were the subject of the claim for indemnification (taking into account the portion of the proceeds of the offering realized by each), the Underwriter or person’s relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances.  The Company, the Guarantor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose).

(e)   No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party and all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or the failure to act by or on behalf of any indemnified party.

(f)   The indemnity and contribution provided for in this Section 9 and the representations and warranties of the Company, the Guarantor and the several Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, the Guarantor or their respective directors or officers, (ii) the acceptance of any Notes and payment therefor under this Agreement, and (iii) any termination of this Agreement.

10.	Default of Underwriters.

If any Underwriter or Underwriters default in their obligations to purchase Notes hereunder, the non-defaulting Underwriters may make arrangements satisfactory to the Company for the purchase of such Notes by other persons, including any of the non-defaulting Underwriters, but if no such arrangements are made by the applicable Closing Date, the other Underwriters shall be obligated, severally in the proportion which their respective commitments hereunder bear to the total commitment of the non-defaulting Underwriters, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed to purchase.  In the event that any Underwriter or Underwriters default in their obligations to purchase Notes hereunder, the Company may by prompt written notice to non-defaulting Underwriters postpone such Closing Date for a period of not more than seven full business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents, and the Company will promptly file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve an Underwriter from liability for its default.

11.	Survival of Certain Representations and Obligations.

The respective indemnities, agreements, representations and warranties of the Company and the Guarantor and of or on behalf of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any

Underwriter, the Company or the Guarantor or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Notes.  If for any reason the purchase of the Notes by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6; and the respective obligations of the Company, the Guarantor and the Underwriters pursuant to Section 9 hereof shall remain in effect.

12.	Notices.

The Company and the Guarantor shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of each of the Underwriters if the same shall have been made or given by you jointly or by Wells Fargo Securities, LLC.  All statements, requests, notices, consents and agreements hereunder shall be in writing, or by telegraph subsequently confirmed in writing, and, if to the Company or the Guarantor, shall be sufficient in all respects if delivered or mailed to the Company or the Guarantor at Two North Ninth Street, Allentown, Pennsylvania 18101 (facsimile: 610-774-5235), Attn:  Treasurer, and, if to you, shall be sufficient in all respects if delivered or mailed to you at the address set forth on the first page hereof (a copy of which shall be sent to Citigroup Global Markets Inc, Address: 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (facsimile: 212-816-8134); Merrill Lynch, Pierce, Fenner & Smith Incorporated, Address: 50 Rockefeller Plaza, New York, New York 100036, Attention: High Grade Debt Capital Markets Transaction Management/Legal  (facsimile: 646-855-5758); Morgan Stanley & Co. LLC, Address: 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division (facsimile: 212-507-8999); UBS Securities LLC, Address: 677 Washington Boulevard, Stamford, Connecticut, 06901, Attention: Fixed Income Syndicate (facsimile: 203-719-0495); Wells Fargo Securities, LLC, Address: 550 South Tryon Street, Charlotte, NC 28202, Attention:  Transaction Management (facsimile: 704-410-0326) provided, however, that any notice to an Underwriter pursuant to Section 9 hereof will also be delivered or mailed to such Underwriter at the address, if any, of such Underwriter furnished to the Company and the Guarantor in writing for the purpose of communications hereunder.

13.	USA Patriot Act Compliance.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantor, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14.	No Advisory or Fiduciary Relationship.

Each of the Company and the Guarantor acknowledges and agrees that (a) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the public offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantor, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Guarantor, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Guarantor on other matters) and no Underwriter has any obligation to the Company or the Guarantor with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantor, (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Company and the Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and (f) each of the Company and the Guarantor waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Guarantor in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Guarantor, including its respective stockholders, creditors or employees.

15.	Parties in Interest.

This Agreement shall inure solely to the benefit of the Company, the Guarantor and the Underwriters and, to the extent provided in Section 9 hereof, to any person who controls any Underwriter, to the officers and directors of the Company, the Guarantor, and to any person who controls the Company, the Guarantor, and their respective successors.  No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.  The term “successor” shall not include any assignee of an Underwriter (other than one who shall acquire all or substantially all of such Underwriter’s business and properties), nor shall it include any purchaser of Notes from any Underwriter merely because of such purchase.

16.	Representation of Underwriters.

Any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

17.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

18.	Effectiveness.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

19.	Applicable Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

20.	Waiver of Jury Trial

The Company, the Guarantor and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.	Headings.

The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantor and the several Underwriters in accordance with its terms.

Yours very truly,

PPL CAPITAL FUNDING, INC.

By:	/s/ Russell R. Clelland
	Name:	Russell R. Clelland
	Title:	Assistant Treasurer

PPL CORPORATION

By:	/s/ Russell R. Clelland
	Name:	Russell R. Clelland
	Title:	Assistant Treasurer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

/s/ Brian D. Bednarski
Name: Brian D. Bednarski
Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

/s/ Jeff Kulik
Name: Jeff Kulik
Title: Managing Director

MORGAN STANLEY & CO. LLC

/s/ Yurij Slyz
Name: Yurij Slyz
Title: Executive Director

UBS SECURITIES LLC

/s/ Christopher Forshner
Name: Christopher Forshner
Title: Managing Director

/s/ Christopher Avallone
Name: Christopher Avallone
Title: Associate Director

WELLS FARGO SECURITIES, LLC

/s/ Carolyn Hurley
Name: Carolyn Hurley
Title: Director

SCHEDULE A

Issuer General Use
Free Writing Prospectus

1.
Final Terms and Conditions, dated March 12, 2013, for $400,000,000 aggregate principal amount of 5.90% 2013 Series B Junior Subordinated Notes due 2073 filed with the Commission by the Company pursuant to Rule 433 under the Securities Act, a form of which is included herein as Annex I.

SCHEDULE B

Information Represented and Warranted by the Underwriters
Pursuant to Section 2 of the Underwriting Agreement

1.	The second and third sentences of the fourth paragraph under the heading “Underwriting” in the Prospectus Supplement, concerning the terms of the offering by the Underwriters;

2.	The fourth sentence of the paragraph under the caption “New Issue” under the heading “Underwriting” in the Prospectus Supplement, concerning market-making by the Underwriters;

3.
The first, second and third paragraphs under the caption “Price Stabilization and Short Positions” under the heading “Underwriting” in the Prospectus Supplement, concerning stabilization by the Underwriters;

Annex I

Form of Final Term Sheet

PPL CAPITAL FUNDING, INC.
$400,000,000
5.90% 2013 SERIES B JUNIOR SUBORDINATED NOTES DUE 2073 (“Notes”)

Issuer:	PPL Capital Funding, Inc.

Guarantor:	PPL Corporation

Size:	$400,000,000

Trade Date:	March 12, 2013

Over-Allotment Option:	$50,000,000

Settlement Date:	March 15, 2013 (T+3)

Maturity Date:	April 30, 2073

Interest Payment Dates:	January 30, April 30, July 30 and October 30 of each year, beginning July 30, 2013

Coupon:	5.90%

Optional Deferral:	Maximum of 10 consecutive years per deferral

Price to Public:	$25.00 per Note

Purchase Price:	$24.2125 per Note

Listing:	Intend to file an application to list the Notes on the NYSE. If the application is approved, trading expected to begin within 30 days of issuance.

Optional Redemption:
In whole at any time or in part from time to time before April 30, 2018, at a redemption price equal to the Make-Whole Amount, plus any accrued and unpaid interest thereon to, but not including, the redemption date; and in whole at any time or in part from time to time, on or after April 30, 2018, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

Discount Rate for Purpose of Determining the Make-Whole Amount:	Treasury Rate plus 40 basis points.

Tax Event Redemption:
In whole, but not in part, before April 30, 2018 at any time within 90 days following the occurrence and continuance of a Tax Event, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

Rating Agency Redemption:
In whole, but not in part, before April 30, 2018 at any time within 90 days after the conclusion of any review or appeal process instituted by PPL Capital Funding, Inc. or PPL Corporation following the occurrence and continuance of a Rating Agency Event, at a redemption price equal to 102% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

CUSIP / ISIN:	69352P 202/US69352P2020

Joint Book-Running Managers:	Citigroup Global Markets Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated Morgan Stanley & Co. LLC UBS Securities LLC Wells Fargo Securities, LLC

The terms “Make-Whole Amount,” “Tax Event,” “Treasury Rate” and “Rating Agency Event” have the meanings ascribed to those terms in the Issuer’s Preliminary Prospectus Supplement, dated March 12, 2013.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it from Citigroup Global Markets Inc. by calling at 1-800-831-9146, Merrill Lynch, Pierce, Fenner & Smith Incorporated by calling at 1-800-294-1322,  Morgan Stanley & Co. LLC by calling at 1-800-584-6837, UBS Securities LLC by calling at 1-877-827-6444, ext. 561-3884 or Wells Fargo Securities, LLC by calling at 1-800-326-5897 or emailing cmclientsupport@wellsfargo.com.